UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 7, 2022

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	IMH	NYSE American
Preferred Stock Purchase Rights	IMH	NYSE American

Explanatory Note

This Form 8-K/A is being filed to correct the website address previously provided to the Series B Preferred Class, as defined below. No other changes have been made to the originally filed 8-K.

Item 8.01	Other Events

This Form 8-K is being filed by Impac Mortgage Holdings, Inc. (the “Company”) to satisfy certain orders of the Circuit Court of Baltimore City regarding notice in the matter Curtis J. Timm, et. al. v. Impac Mortgage Holdings, Inc. et. al., Case No. 24-C-11-008391 (“Maryland Action”).

On August 8, 2022, the Circuit Court, Judge Lawrence P. Fletcher-Hill, entered an Amended Order Certifying Class and Providing for Class Notice and Final Hearing (“Class Certification Order”), which certified a class of all owners of the Company’s Series B Preferred stock from the close of the tender offer on June 29, 2009 to the date Final Judgment in the Maryland Action attains finality (“Series B Preferred Class”). On August 29, 2022, the Circuit Court approved the form and contents of a notice to the members of the Series B Preferred Class (the “Notice to Series B Preferred Class”).

The Notice to Series B Preferred Class, as well as the complaints and primary papers in the Maryland Action, including the Circuit Court’s opinions and orders, are available for review on the Class Notice website at www.impacmortgageholdingsseriesbpreferredclassaction.com, and on the Company’s website at https://ir.impaccompanies.com/series-b-preferred-class-action.

If you have any questions about the Maryland Action, the Notice to Series B Preferred Class, the proposed Final Judgment or the Final Hearing (each as defined in the Class Certification order), you should consult your own counsel, or direct your questions to Plaintiffs’ Class Counsel, John B. Isbister, Daniel S. Katz, or Tydings & Rosenberg LLP, in the Maryland Action, at 1 East Pratt St., Suite 901, Baltimore, MD 21202. The Class Certification Order and Notice to Series B Preferred Class are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 9.01	Exhibits

Exhibit Number

99.1	Amended Order Certifying Class and Providing for Class Notice and Final Hearing, dated August 8, 2022.

99.2	Notice of Pendency of Class Action, Proposed Judgment, Final Hearing and Right to Appear and Object, dated August 29, 2022.

104	Cover Page Interactive Data File (embedded within the XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: September 15, 2022

	By:	/s/ Joe Joffrion
	Name:	Joe Joffrion
	Title:	Senior Vice President and General Counsel